EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Korn/Ferry International, a Delaware corporation (the “Company”), hereby certify that, to the best of their knowledge:
(a) the Quarterly Report on Form 10-Q for the quarter ended October 31, 2008 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 10, 2008

By:	/s/ GARY D. BURNISON
	Name:	Gary D. Burnison
	Title:	Chief Executive Officer and Director

By:	/s/ STEPHEN J. GIUSTO
	Name:	Stephen J. Giusto
	Title:	Executive Vice President and Chief Financial Officer